                                                                   EXHIBIT 10.14
                                                                   -------------



                         REGISTRATION RIGHTS AGREEMENT


                                 March 15, 1996


          AGREEMENT, made as of the 15th day of March, 1996, by and among Peritus Software Services, Inc., a Massachusetts corporation (the "Company") and the persons listed in the signature pages hereto (collectively, the "Stockholders" and individually, a "Stockholder").

          WHEREAS, the Company and Bull HN Information Systems Inc. ("Bull NHHN") entered into a certain Agreement dated September 1, 1994 (the "1994 Agreement") ; and

          WHEREAS, the Company and Massachusetts Capital Resource Company ("MCRC") entered into a Note and Warrant Purchase Agreement dated May 30, 1995 (the "1995 Note and Warrant Purchase Agreement"); and

          WHEREAS, the Company proposes to enter into a certain Series A Convertible Preferred Stock and Class A Common Stock Purchase Agreement of even date herewith (the "Purchase Agreement") with the Purchasers listed on Schedule I thereto under which Purchasers agree to purchase an aggregate of 1,903,525 shares (the "Preferred Shares") of Series A Convertible Preferred Stock, no par value, of the Company (the "Preferred Stock") and 71,775 shares of Class A Voting Common Stock, no par value, of the Company (collectively, the "Shares").

          NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration receipt of which is hereby acknowledged, and in consideration of the premises and the mutual covenants and obligations contained in this Agreement, the parties hereto agree as follows:

          1.   Certain Definitions.  As used in this Agreement, the following
               -------------------
terms shall have the following respective meanings:

     "Commission" shall mean the Securities and Exchange Commission, or any
      ----------
   other federal agency at the time administering the Securities Act.

     "Class A Common Stock" shall mean the Class A Common Stock, no par value,
      --------------------
   of the Company, as constituted as of the date of this Agreement.

     "Conversion Shares" shall mean shares of Class A Common Stock issued upon
      -----------------
   conversion of the Preferred Shares.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended,
      ------------
   or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Registration Expenses" shall mean the expenses so described in Section 8.
      ---------------------

     "Restricted Stock" shall mean (i) the Conversion Shares, (ii) 1,087,500
      ----------------
   shares of Class A Common Stock held by Bull HN as of the date hereof (the "Bull HN Shares"), (ii) any shares of Class A Common Stock sold to MCRC pursuant to the Purchase Agreement; (iii) any shares of Class A Common Stock sold to Matrix Partners IV, L.P., Matrix IV Entrepreneurs Fund, L.P., Greylock Equity Limited Partnership and other purchasers pursuant to that certain Common Stock Purchase Agreement with Dominic K. Chan entered into on even date herewith, and (v) those shares of Class A Common Stock issuable upon the exercise of warrants held by MCRC as of the date hereof (the "MCRC Shares"), excluding Conversion Shares, Bull HN Shares and MCRC Shares any such shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, (b) publicly sold pursuant to Rule 144 under the Securities Act or (c) saleable pursuant to Rule 144(k) under the Securities Act.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any
      --------------
   similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Selling Expenses" shall mean the expenses so described in Section 8.
      ----------------

          2.   Restrictive Legend.  Each certificate representing the Shares
               ------------------
of Restricted Shares shall, except as otherwise provided in this Section 2 or in
Section 3, be stamped or other wise imprinted with a legend substantially in the following form:

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER SUCH ACT AND ALL SUCH APPLICABLE LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

A certificate shall not bear such legend if in the opinion of counsel satisfactory to the Company (it being agreed that Testa, Hurwitz & Thibeault or Hale and Dorr shall be satisfactory) the securities represented thereby may be publicly sold without registration under the Securities Act and any applicable state securities laws.

          3.   Notice of Proposed Transfer.  Prior to any proposed transfer of
               ---------------------------
any shares of Restricted Stock (other than under the circumstances described in Sections 4, 5 or 6), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the

Company, shall be accompanied by an opinion of counsel satisfactory to the Company (it being agreed that Testa, Hurwitz & Thibeault or Hale and Dorr shall be satisfactory) to the effect that the proposed transfer may be effected without registration under the Securities Act and any applicable state securities laws, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; provided,
                                                                --------
however, that no such opinion of counsel shall be required for a transfer for no
-------
consideration (a) to one or more partners of the transferor (in the case of a transferor that is a partnership) or (b) to an affiliated corporation (in the case of a transferor that is a corporation). Each certificate for shares of Restricted Stock transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or
(ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this
Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section.

          4.   Required Registration.  (a)  At any time after the earliest of
               ---------------------
(i) six months after any registration statement covering a public offering of securities of the Company under the Securities Act, other than on Form S-8, shall have become effective, (ii) six months after the Company shall have become a reporting company under Section 12 of the Exchange Act, and (iii) June 30, 1997, the holders of Restricted Stock constituting at least 40% of the total shares of Restricted Stock then outstanding may request the Company to register under the Securities Act all or any portion of the shares of Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice, provided that the shares of Restricted Stock for which registration
             --------
has been requested shall constitute at least 20% of the total shares of Restricted Stock originally issued if such holder or holders shall request the registration of less than all shares of Restricted Stock then held by such holder or holders (or any lesser percentage if the reasonably anticipated aggregate price to the public of such public offering would exceed $5,000,000). For purposes of this Section 4 and Sections 5, 6, 13(a) and 13(d), the term "Restricted Stock" shall be deemed to include the number of shares of Restricted Stock which would be issuable to a holder of Preferred Shares upon conversion of all Preferred Shares held by such holder at such time, provided, however, that
                                                       --------  -------
the only securities which the Company shall be required to register pursuant hereto shall be shares of Class A Common Stock, and provided, further, however,
                                                    --------  -------  -------
that, in any underwritten public offering contemplated by this Section 4 or Sections 5 and 6, the holders of Preferred Shares shall be entitled, subject to the agreement of the underwriters, to sell such Preferred Shares to the underwriters for conversion and sale of the shares of Class A Common Stock issued upon conversion thereof. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4 within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Stock shall have been entitled to join pursuant to Sections 5 or 6 and in which there shall have been effectively registered all shares of Restricted Stock as to which registration shall have been requested.

          (b) Following receipt of any notice under this Section 4, the Company shall immediately notify all holders of Restricted Stock from whom notice has not been received and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Restricted Stock specified in such notice (and in all notices received by the Company from other holders within 30 days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the Company may designate the managing underwriter of such offering, subject to the approval of the holders of a majority of the shares of Restricted Stock to be sold in such offering, which approval shall not be unreasonably withheld or delayed. The Company shall be obligated to register Restricted Stock pursuant to this Section 4 on one occasion only, provided, however, that
                                                       --------  -------
such obligation shall be deemed satisfied only when a registration statement covering all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

          (c) The Company shall be entitled to include in any registration statement referred to in this Section 4, for sale in accordance with the method of disposition specified by the requesting holders, shares of Class A Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Restricted Stock to be sold. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Class A Common Stock, whether for its own account or that of other stockholders, until the earlier of (a) 120 days from the date of receipt of a notice from requesting holders pursuant to this Section 4 or (b) until the completion of the period of distribution of the registration contemplated thereby.

          5.   Incidental Registration.  If the Company at any time (other than
               -----------------------
pursuant to Section 4 or Section 6) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of its Restricted Stock, the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder of such Restricted Stock so registered. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Class A Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of shares of Restricted Stock owned by such holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, provided, however, that such number of shares of Restricted Stock shall
         --------  -------
not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or requesting holders of Restricted Stock. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 5 without thereby incurring any liability to the holders of Restricted Stock.

          6.   Registration on Form S-3.  If at any time (i) a holder or holders
               ------------------------
of Preferred Shares or Restricted Stock request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Restricted Stock held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Restricted Stock specified in such notice. Whenever the Company is required by this
Section 6 to use its best efforts to effect the registration of Restricted Stock, each of the procedures and requirements of Section 4 (including but not limited to the requirement that the Company notify all holders of Restricted Stock from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration, provided, however, that there shall be no limitation on the number of
--------  -------
registrations on Form S-3 which may be requested and obtained under this Section 6, and provided, further, however, that the requirements contained in the first
       --------  -------  -------
sentence of Section 4(a) shall not apply to any registration on Form S-3 which may be requested and obtained under this Section 6.

          7.   Registration Procedures.  If and whenever the Company is required
               -----------------------
by the provisions of Sections 4, 5 or 6 to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

          (c) furnish to each seller of Restricted Stock and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each prelimi-nary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

          (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be required
--------  -------
(i) to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction or (ii) to subject itself to taxation in any jurisdiction in which it is not already subject to taxation;

          (e) use its best efforts to list the Restricted Stock covered by such registration statement with any securities exchange on which the Class A Common Stock of the Company is then listed;

          (f) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (g) if the offering is underwritten and at the request of any seller of Restricted Stock, use its best efforts to furnish on the date that Restricted Stock is delivered to the under writers for sale pursuant to such registration:
(i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters, stating that such registration statement has become effective under the Securities Act and that
(A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

          (h) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

          For purposes of Section 7(a) and 7(b) and of Section 4(c), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and 120 days after the effective date thereof.

          In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

          In connection with each registration pursuant to Sections 4, 5 or 6 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

          8.   Expenses.  All expenses incurred by the Company in complying with
               --------
Sections 4, 5 and 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements of one counsel for the sellers of Restricted Stock, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are called "Selling Expenses".

          The Company will pay all Registration Expenses in connection with each registration statement under Sections 4, 5 or 6. All Selling Expenses in connection with each registration statement under Sections 4, 5 or 6 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

          9.   Indemnification and Contribution.  (a)  In the event of a
               --------------------------------
registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or under-writer within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in
                     --------  -------
any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

          (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if
--------  -------
and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of each seller hereunder shall be
--------  -------  -------
limited to the pro portion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided,
                                                                --------
however, that, if the defendants in any such action include both the indemnified
-------
party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 9; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be
         --------  -------
required to contribute any amount in excess of the public offering price of all such Restricted Stock offered by it pursuant to such registration statement; and
(B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

          10.  Changes in Class A Common Stock or Preferred Stock.  If, and as
               --------------------------------------------------
often as, there is any change in the Class A Common Stock or the Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Class A Common Stock or the Preferred Stock as so changed.

          11.  Rule 144 Reporting.  With a view to making available the benefits
               ------------------
of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

          (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

          12.  Representations and Warranties of the Company.  The Company
               ---------------------------------------------
represents and warrants to the Stockholders as follows:

          (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

          (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

          13.  Representation and Warranties of the Stockholders.  Each
               -------------------------------------------------
Stockholder represents and warrants to the Company as follows:

          (a) The execution, delivery and performance of this Agreement by such Stockholder have been duly authorized and will not violate any provision of law, any order of any court or other agency of government, the Charter, By-laws or any other governing document, if applicable, or any provision of any indenture, agreement or other instrument to which such Stockholder or any or its assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of such Stockholder.

          (b) This Agreement has been duly executed and delivered by such Stockholder and constitutes the legal, valid and binding obligation of such Stockholder, enforceable in accordance with its terms.

          14.  Termination of Prior Agreements.
               -------------------------------

          (a) The Company and Bull HN agree that this Agreement shall supersede and replace any existing registration rights previously granted to Bull HN including, but not limited to, those registration rights granted pursuant to numbered paragraph 5 in the 1994 Agreement.

          (b) The Company and MCRC agree that this Agreement shall supersede and replace any existing registration rights previously granted to MCRC, including but not limited to those registration rights granted to MCRC under
Article V of the 1995 Note and Warrant Purchase Agreement. The Company and MCRC further agree to terminate Article V-A of the 1995 Note and Warrant Purchase Agreement.

          15.  Miscellaneous.
               -------------

          (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Preferred Shares or Restricted Stock), whether so expressed or not, provided, however, that registration rights conferred herein
                  --------  -------
on the holders of the Preferred Shares or Restricted Stock shall only inure to the benefit of a transferee of Preferred Shares or Restricted Stock if (i) there is transferred to such transferee at least 125,000 (subject to appropriate adjustment to reflect stock splits, stock dividends and other similar actions affecting the number of issued and outstanding shares of Restricted Stock) shares of Restricted Stock, or (ii) such transferee is a partner, shareholder or affiliate of a party hereto, and (iii) such transferee is not a direct
                             ---
competitor of the Company.

          (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed as follows:

     if to the Company, or any other party hereto, other than Bull HN, at the address of such party set forth in the Purchase Agreement; or

     if to Bull HN, at the address set forth in paragraph 9 of the Stock Restriction Agreement signed on even date herewith; or

     if to any holder or subsequent holder of Shares or Restricted Stock, to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Shares or Restricted Stock) or to the holders of Shares or Restricted Stock (in the case of the Company) in accordance with the provisions of this paragraph.

          (c) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

          (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least two-thirds of the outstanding shares of Restricted Stock.

          (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (f) The obligations of the Company to register shares of Restricted Stock under Sections 4, 5 or 6 shall terminate on the tenth anniversary of the date of this Agreement.

          (g) If requested in writing by the underwriters for the initial underwritten public offering of securities of the Company, each holder of Restricted Stock who is a party to this Agreement shall agree not to sell any shares of Restricted Stock or any other shares of Class A Common Stock (other than shares of Restricted Stock or other shares of Class A Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than 180 days following the effective date of the registration statement relating to such offering; provided, however, that all
                                                  --------  -------
executive officers and directors of the Company shall also have agreed not to sell publicly their Class A Common Stock under the circumstances and pursuant to the terms set forth in this Section 13(g).

          (h) Notwithstanding the provisions of Section 7(a), the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 90 days in any 12-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed.

          (i) The Company shall not grant to any third party any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remains in effect.

          (j) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                         COMPANY:


                         PERITUS SOFTWARE SERVICES, INC.


                         By:    /s/Dominic K. Chan
                                -----------------------------
                         Title:
                                -----------------------------


                         STOCKHOLDERS:


                         BULL HN INFORMATION SYSTEMS INC.


                         By:    illegible
                                -----------------------------

                         Title:
                                -----------------------------

                         MATRIX PARTNERS IV, L.P.


                         By:    /s/W. Michael Humphreys
                                -----------------------------
                         Name:  W. Michael Humphreys
                         Title: General Partner of Matrix IV Management Co.,
                                L.P., the General Partner of Matrix Partners IV, L.P.


                         MATRIX IV ENTREPRENEURS FUND, L.P.


                         By:    /s/W. Michael Humphreys
                                -----------------------------
                         Name:  W. Michael Humphreys
                         Title: General Partner of Matrix IV Management Co.,
                                L.P., the General Partner of Matrix IV
                                Entrepreneurs Fund, L.P.

                         GREYLOCK EQUITY LIMITED PARTNERSHIP

                         By:  Greylock Equity GP Limited Partnership


                         By:    /s/Henry McCance
                                ------------------------------
                                General Partner


                         MASSACHUSETTS CAPITAL RESOURCE COMPANY

                         By:    /s/Ben Bailey III
                                ------------------------------
                         Title:
                                ------------------------------


                         MS. WENDY CAPLAN

                         /s/Wendy Caplan
                         -------------------------------------
                         Name:  Ms. Wendy Caplan

                         Address:  P.O. Box 979
                                   Westford, MA  01886


                         MR. THOMAS DEARY and
                         MS. THERESE DEARY

                         /s/Thomas Deary
                         -------------------------------------
                         Name:  Mr. Thomas Deary


                         /s/Therese Deary
                         -------------------------------------
                         Name:  Ms. Therese Deary

                         Address:  161 South Collier #205A
                                   Marco Island, FL  33937

                         MR. JAMES CARROLL and
                         MS. MARY CARROLL


                         /s/ James Carroll
                         -------------------------------------
                         Name:  Mr. James Carroll


                         /s/ Mary Carroll
                         -------------------------------------
                         Name:  Ms. Mary Carroll

                         Address:  25 Welwyn Way
                                   Rockville, MA  20850


                         MR. ARTHUR CARR


                         /s/ Arthur Carr
                         -------------------------------------
                         Name:  Mr. Arthur Carr

                         Address:  44 Donelly Drive
                                   Dover, MA  02030


                         MR. MICHAEL DEARY and
                         MS. LAURI DEARY


                         /s/ Michael Deary
                         -------------------------------------
                         Name:  Mr. Michael Deary

                         /s/ Lauri Deary
                         -------------------------------------
                         Name:  Ms. Lauri Deary

                         Address:  48 Pilgram Road
                                   Longmeadow, MA  01028

                              AMENDMENT NO. 1 TO
                         REGISTRATION RIGHTS AGREEMENT

                               October 28, 1996



To each of the Purchasers named in
Schedule I to the Series B Convertible
----------
Preferred Stock Purchase Agreement
dated October 28, 1996 (the "Purchasers")

Ladies and Gentlemen:

     On March 15, 1996 Peritus Software Services, Inc., a Massachusetts corporation (the "Company"), and the purchasers listed on Schedule I to a Series
                                                          ----------
A Convertible Preferred Stock and Class A Common Stock Purchase Agreement of even date therewith entered into a Registration Rights Agreement (the "Agreement") of even date therewith. The parties to the Agreement now wish to amend the Agreement to extend the rights and benefits thereof to holders of Series B Convertible Preferred Stock, no par value, of the Company (the "Series B Stock") issued pursuant to a Series B Convertible Preferred Stock Purchase Agreement of even date herewith (the "Series B Agreement") by and among the Company and the Purchasers and to make certain other changes as hereinafter set forth. In consideration of and pursuant to the foregoing, the Company covenants and agrees with each of you that the Agreement is hereby amended as follows:

          All of the shares of Series B Stock purchased pursuant to the Series B Agreement shall be "Preferred Shares" for all purposes and to the same extent as if they were originally included as "Preferred Shares" under the Agreement, and all references in the Agreement to the "Preferred Stock" and the "Purchase Agreement" shall include such Series B Stock and the Series B Agreement, respectively.

     This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this Agreement shall be a binding agreement between the Company and you.

                                   Very truly yours,

                                   PERITUS SOFTWARE SERVICES, INC.


                                   By: /s/ Dominic K. Chan
                                      ----------------------------------------

                                   Title: President and CEO
                                         -------------------------------------

     AGREED TO AND ACCEPTED as of the date first above written.


                                   PURCHASERS:

                                   Y2K Partners, Ltd.

                                   By: JPW Partners, Ltd.

                                       By: Cross Matrix Corp.


                                           By: /s/ John P. Watters
                                              --------------------------------
                                              John P. Watters


                                   Essex Special Growth Opportunities Fund L.P.

                                   By:    illegible
                                      -----------------------------------------

                                   Title:    CEO
                                         --------------------------------------

                                   Essex High Technology Fund L.P.

                                   By:  illegible
                                      -----------------------------------------

                                   Title:  CEO
                                         --------------------------------------

                                   One & Co.

                                   By: illegible
                                      -----------------------------------------
                                   Title: illegible
                                         --------------------------------------

                                   /s/ Francis W. Hatch
                                   --------------------------------------------
                                   Mr. Francis W. Hatch

                                   /s/ Serena M. Hatch
                                   --------------------------------------------
                                   Ms. Serena M. Hatch


                                   G.W. Merck Trust Under Indenture F/B/O/
                                    Serena M. Hatch

                                   By: /s/ Francis W. Hatch
                                      -----------------------------------------

                                   Title: Trustee
                                         --------------------------------------


                                   The John Merck Fund

                                   By: /s/ Francis W. Hatch
                                       ----------------------------------------
                                   Title: Trustee
                                         --------------------------------------


                                   The GBC North American Growth Fund Inc.

                                   By: illegible
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                   The Palmer Organization III L.P.

                                   By: Palmer Partners L.P., its general
                                       partner

                                      By: /s/ William Congleton
                                         --------------------------------------
                                      Title:
                                            -----------------------------------

                                   Saturn & Co.

                                   By: /s/ William Corson
                                      -----------------------------------------

                                   Title:
                                         --------------------------------------

                                   /s/ Reed E. Johnstone
                                   --------------------------------------------
                                   Reed E. Johnstone

                                   /s/ Brent P. Johnstone
                                   --------------------------------------------
                                   Brent P. Johnstone

                                   /s/ Ralph E. Stoddard
                                   --------------------------------------------
                                   Ralph E. Stoddard


                                   Doctor Sweeney & Nessa Profit Sharing Plan
                                    u/a Trust dtd 10-1-85 FBO Doctor
                                     Gerald A. Sweeney

                                   By: /s/ Gerald A. Sweeney
                                      -----------------------------------------

                                   Title: Trustee
                                         --------------------------------------

                                   /s/ David McNeish
                                   --------------------------------------------
                                   David McNeish

                                   /s/ Harold F. Close, Jr.
                                   --------------------------------------------
                                   Harold F. Close, Jr.

                                   /s/ Axel Leblois
                                   --------------------------------------------
                                   Axel Leblois


                                   Lindholm Family Partnership


                                   By:  /s/ Carl Lindholm
                                       ----------------------------------------

                                   Title:
                                         --------------------------------------

                                    /s/ Louise Lindholm
                                   ---------------------------------------
                                   Mrs. Louise Lindholm

                                    /s/ Jeffrey Lindholm
                                   ---------------------------------------
                                   Mr. Jeffrey Lindholm

                                    /s/ Jeffrey Lindholm
                                   ---------------------------------------
                                   Mrs. Jeffrey Lindholm

                                    /s/ Arthur Carr
                                   ---------------------------------------
                                   Arthur Carr

                                    /s/ Virginia L. Carr
                                   ---------------------------------------
                                   Virginia L. Carr

                                   First Stevenson Charitable Remainder
                                    Unitrust

                                   By: /s/ Roger L. Duval
                                      ------------------------------------
                                          Roger L. Duval, Trustee

                                    /s/ Roger L. Duval
                                   ---------------------------------------
                                   Roger L. Duval

                                   Parties to Registration Rights Agreement of
                                    3/15/96 who are not Purchasers:

                                   BULL HN INFORMATION SYSTEMS, INC.

                                   By: /s/ Thomas Gallager
                                      ------------------------------------
                                   Title:  Executive Vice President
                                         ---------------------------------

                                   MATRIX PARTNERS IV, L.P.


                                   By: /s/ W. Michael Humphreys
                                      ------------------------------------
                                   Name:  W. Michael Humphreys
                                   Title: General Partner of Matrix IV
                                             Management Co., L.P., the General
                                             Partner of Matrix Partners IV, L.P.

                                   MATRIX IV ENTREPRENEURS FUND, L.P.


                                   By:   /s/ W. Michael Humphreys
                                      -------------------------------------
                                   Name:  W. Michael Humphreys
                                   Title: General Partner of Matrix IV
                                            Management Co., L.P., the General
                                            Partner of Matrix IV Entrepreneurs
                                            Fund, L.P.

                                   GREYLOCK EQUITY LIMITED PARTNERSHIP

                                   By:  Greylock Equity GP Limited Partnership


                                      By: /s/ Henry McCance
                                         ----------------------------------
                                         General Partner


                                   MASSACHUSETTS CAPITAL RESOURCE COMPANY

                                   By:  /s/ Ben Bailey III
                                      -------------------------------------
                                   Title:
                                         ----------------------------------

                                    /s/ Wendy Caplan
                                   ----------------------------------------
                                   Ms. Wendy Caplan

                                    /s/ Thomas Deary
                                   ----------------------------------------
                                   Mr. Thomas Deary

                                    /s/ Therese Deary
                                   ----------------------------------------
                                   Ms. Therese Deary

                                    /s/ James Carroll
                                   ----------------------------------------
                                   Mr.  James Carroll

                                   /s/ Ms. Mary Carroll
                                   ---------------------------------------
                                   Ms. Mary Carroll

                                   /s/ Mr. Michael Deary
                                   ---------------------------------------
                                   Mr. Michael Deary

                                   /s/ Ms. Lauri Deary
                                   ---------------------------------------
                                   Ms. Lauri Deary